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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------


                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of Earliest Event Reported) - August 5, 1999


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                             SPACEHAB, INCORPORATED
             (Exact name of registrant as specified in its charter)


           Washington                    0-27206                  91-1273737
(State or other jurisdiction of  (Commission File Number)       (IRS Employer
         Incorporation)                                      Identification No.)




300 D Street, SW, Suite 814, Washington, DC                          20024
(Address of principal executive offices)                           (Zip Code)


                                 (202) 488-3500
              (Registrant's telephone number, including area code)




             (Former name or address, if changed since last report)
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Item 5.  Other Events.

         On August 5, 1999, Spacehab, Incorporated (the "Company") issued 975,000 shares of a new Series B Senior Convertible Preferred Stock (the "Series B Preferred Stock") and agreed to issue an additional 358,334 shares of the Series B Preferred Stock following an amendment to its Articles of Incorporation to permit an increase in the number of authorized shares of preferred stock. This amendment will be presented to stockholders at their Annual Meeting scheduled for October 14, 1999.

         The purchaser of the Series B Preferred Stock is DaimlerChrysler Aerospace AG and the total consideration to be paid is $12 million, assuming all 1,333,334 shares of Series B Preferred are issued.

         The Preferred Stock is entitled to dividends as declared by the Company's Board of Directors, and the Company may pay dividends upon its Common Stock only if the Preferred Stock will participate equally in any such dividend. The Preferred Stock will rank senior to the Common Stock of the Company as to dividends and distributions upon liquidation, dissolution or winding up of the Company, and will be entitled, prior and in preference to any distribution to the holders of Common Stock, to be paid $9 per share of Preferred Stock upon such liquidation, dissolution or winding up of the Company.

         The Preferred Stock is convertible into shares of the Company's Common Stock on a one for one basis, subject to anti-dilution provisions.

         The Preferred Stock will be entitled to an equal number of votes as the number of shares of the Company's Common Stock into which such Preferred Stock is then convertible on all matters except the election of directors. The Preferred Stock is entitled, voting separately as a class, to elect one director of the Company.

         The above summary is qualified in its entirety by the terms and provisions of the exhibits filed with this Current Report on Form 8-K.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)      Not applicable
         (b)      Not applicable
         (c)      Exhibits

                  Following is the Index of Exhibits furnished in accordance with Item 601 of Regulation S-K, filed as part of this Current Report on Form 8-K:

                  4.1 Designation of Rights, Terms and Preferences of Series B Senior Convertible Preferred Stock of SPACEHAB, Incorporated.


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                  4.2      Preferred Stock Purchase Agreement between SPACEHAB,
                           Incorporated and DaimlerChrysler Aerospace AG dated as of August 2, 1999.

                  4.3 Registration Rights Agreement between SPACEHAB, Incorporated and DaimlerChrysler Aerospace AG dated as of August 5, 1999

                  99.1 Press Release, dated August 2, 1999, announcing DaimlerChrysler Aerospace AG $12 million commitment to purchase shares of Series B Preferred Stock in SPACEHAB, Incorporated.


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                               SPACEHAB, INC.

                               By:   /s/ Mark Kissman
                                     -------------------------------------------
                                     Mark Kissman
                                     Vice President, Chief Financial Officer and
                                       Secretary


Dated: August 18, 1999


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                                  EXHIBIT INDEX


Exhibit No.                         Description

         4.1 Designation of Rights, Terms and Preferences of Series B Senior Convertible Preferred Stock of SPACEHAB, Incorporated

         4.2 Preferred Stock Purchase Agreement between SPACEHAB, Incorporated and DaimlerChrysler Aerospace AG dated as of August 2, 1999.

         4.3 Registration Rights Agreement between SPACEHAB, Incorporated and DaimlerChrysler Aerospace AG dated as of August 5, 1999.

         99.1     Press Release, dated August 2, 1999, announcing
                  DaimlerChrysler Aerospace AG $12 million commitment to purchase shares of Series B Preferred Stock in SPACEHAB, Incorporated.


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